UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     December 20, 2006
                                                ______________________________


         Alliance Bancorp, Inc. of Pennsylvania (in organization)
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)



       United States                     001-33189           (to be requested)
______________________________________________________________________________
(State or other jurisdiction     (Commission File Number)       (IRS Employer
of incorporation)                                          Identification No.)



541 Lawrence Road, Broomall, Pennsylvania                          19008
______________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)




Registrant's telephone number, including area code     (610) 353-2900
                                                   ___________________________



                             Not Applicable
______________________________________________________________________________
       (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 8.01 Other Events
          ------------

     On December 20, 2006, Alliance Bank (the "Bank") issued a press release announcing the conclusion of the subscription offering of shares of its proposed mid-tier holding company, Alliance Bancorp, Inc. of Pennsylvania
(the "Company") and the results of the subscription and community offering.
The Bank and the Company also announced the extension of the community offering, the concurrent commencement of a syndicated community offering and an increase in the maximum purchase limitations in the offering for both individuals and associates or groups acting in concert to $850,000.

     The Bank further announced that stockholders approved the Bank's Agreement and Plan of Reorganization at a special meeting held on December 15, 2006.

     A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.
     (b)  Not applicable.
     (c)  Not applicable.
     (d)  Exhibits

     The following exhibit is filed herewith.

     Exhibit Number    Description
     --------------    ----------------------------------------------

         99.1          Press Release, dated December 20, 2006















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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   ALLIANCE BANCORP, INC. OF PENNSYLVANIA
                                               (in organization)



Date:  December 27, 2006      By:  /s/ Dennis D. Cirucci
                                   ---------------------------------------
                                   Dennis D. Cirucci
                                   President and Chief Executive Officer


























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                              EXHIBIT INDEX


     Exhibit Number      Description
     --------------      -------------------------------------------

          99.1           Press Release, dated December 20, 2006